WISDOMTREE TRUST

WisdomTree Floating Rate Treasury Fund
 (Ticker Symbol: USFR)
(the “Fund”)

Supplement dated May 19, 2023

to the currently effective

Statutory Prospectus (the “Prospectus”) for the Fund

The following information supplements and should be read in conjunction with the Prospectus for the above-listed Fund.

Effective immediately, the second paragraph under “Principal Investment Strategies of the Fund” in the “Fund Summary” section of the Prospectus is deleted in its entirety and replaced with the following:

The Index is designed to measure the performance of floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”). Unlike fixed-rate U.S. Treasury bonds, FRNs have interest rates that adjust periodically. FRN interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. The FRN interest rate is the sum of an index (or coupon) rate and a spread. The FRN index rate is based on the highest accepted discount rate of the most recent 13-week T-bill and is reset weekly according to the result of the most recent 13-week T-bill auction. The spread applied to an FRN is determined at its initial auction and is the highest accepted discount margin in that auction. The spread remains the same for the life of an FRN. Because FRN index rates reset weekly, the value of an FRN generally fluctuates much less than that of a fixed-rate bond in response to market interest rate movements. FRN values, however, will decline if their index rates do not rise as much, or as quickly, as interest rates in general.

Further, the risk factor “Floating Rate Notes Risk” under “Principal Risks of Investing in the Fund” in the “Fund Summary” section of the Prospectus is deleted in its entirety and replaced with the following:

■	Floating Rate Notes Risk. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value and negatively affect the Fund’s NAV, particularly if changes in prevailing interest rates are sudden or more frequent than the rate changes for the Floating Rate Notes, which occur weekly currently.

The risk factor “Risk of Limited Issuance” under “Principal Risks of Investing in the Fund” in the “Fund Summary” section of the Prospectus is deleted in its entirety.

In addition, the risk factor “Floating Rate Notes Risk” in the “Additional Principal Risk Information About the Funds” section of the Prospectus is deleted in its entirety and replaced with the following:

Floating Rate Notes Risk

The Floating Rate Treasury Fund invests in floating rate public obligations of the U.S. Treasury (“Floating Rate Notes”). Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates but may decline in value and negatively affect the Fund’s NAV, particularly if changes in prevailing interest rates are sudden or more frequent than the rate changes for the Floating Rate Notes, which occur weekly currently. Unlike fixed-rate notes, Floating Rate Notes will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from Floating Rate Notes held by the Floating Rate Treasury Fund and may adversely affect the Fund’s NAV per share. Generally, Floating Rate Notes carry lower yields than fixed-rate securities of the same maturity. The first Floating Rate Note was issued in 2014 making the issuance of Floating Rate Notes relatively new compared to the broader offering of U.S. Treasury instruments. As a result, the market for Floating Rate Notes generally is not as developed as the markets for certain of the other U.S. Treasury instruments. In addition, there is no guarantee that an active trading market will be maintained.

The risk factor “Risk of Limited Issuance” in the “Additional Principal Risk Information About the Funds” section of the Prospectus is deleted in its entirety.

The changes described above will not affect the management fee or total expense ratio of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

 WIS-SP-USFR-0523